Exhibit 10.2

AMENDMENT NO. 5
TO
SIXTH AMENDED AND RESTATED

MORTGAGE WAREHOUSING CREDIT AND SECURITY AGREEMENT

This Amendment No. 5 to Sixth Amended and Restated Mortgage Warehousing Credit and Security Agreement (this “Amendment”) is entered into as of June 30, 2016 by and among ACRE CAPITAL LLC, a Michigan limited liability company (the “Borrower”), the financial institutions party to the Credit Agreement (as defined below) from time to time as lenders (the “Lenders”) and Bank of America, N.A., as agent for itself and the other Lenders (in such capacity, the “Agent”).

R E C I T A L S

A.            The Agent, the Lenders and the Borrower are parties to that certain Sixth Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of May 1, 2014 (as amended and/or restated from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Credit Agreement;

B.            The Borrower has requested that the Agent and the Lenders extend the Maturity Date to June 29, 2017; and

C.            In response to such request, the Agent and the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein, it being the intention of the parties that such amendments shall not constitute a novation of the obligations of the Borrower under the Credit Agreement and the other Loan Documents.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Agent, the Lenders and the Borrower, the parties hereto agree, upon the satisfaction in full of all of the terms, conditions, covenants, representations and warranties set forth in this Amendment, as follows:

Section 1.              Amendments to Credit Agreement.

Section 1.1.           Amendment to Clause (a) of Section 7.19.  Clause (a) of Section 7.19 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“. . . (a) advances required to be made (i) under any Servicing Contract or under any similar servicing contract in connection with the Borrower’s subservicing functions described in Section 8.7.2 of the Disclosure Schedule, or (ii) by the Borrower’s Subsidiary, ACRE Capital Corporation, under any agreement in connection with servicing or subservicing functions entered into and performed by such Subsidiary in the ordinary course of its business consistent with past practices; . . .”

Section 1.2.           Amendment to Cash Collateral Account.  The definition of “Cash Collateral Account” set forth in Exhibit A to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Cash Collateral Account means account number 1367011723000 (and any successor or replacement accounts), which is a Bank of America, N.A. general ledger account maintained at the Agent.”

Section 1.3.           Amendment to LIBOR Daily Floating Rate.  The definition of “LIBOR Daily Floating Rate” set forth in Exhibit A to the Credit Agreement is hereby amended by adding the following sentence to the end of the definition:

“If at any time the LIBOR Daily Floating Rate determined by the foregoing would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

Section 1.4.           Amendment to Maturity Date.  The definition of “Maturity Date” set forth in Exhibit A to the Credit Agreement is hereby amended by deleting the reference to “June 30, 2016” contained therein and replacing it with “June 29, 2017”.

Section 1.5.           Amendment to Prime Rate.  The definition of “Prime Rate” set forth in Exhibit A to the Credit Agreement is hereby amended by adding the following sentence to the end of the definition:

“If at any time the Prime Rate determined by the foregoing would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

Section 1.6.           Amendment to Servicing Contract.  The definition of “Servicing Contract” set forth in Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Servicing Contract means each agreement between the Borrower and Fannie    Mae, Freddie Mac, FHA, Ginnie Mae or any other holder of Mortgage Loans, pursuant to which the Borrower services Mortgage Loans, in each case as amended and /or restated from time to time.”

Section 1.7.           Amendment to Serviced Loans, Loss Share Loans and Defaulted Loss Share Loans.  The definitions of “Serviced Loans,” “Loss Share Loans” and “Defaulted Loss Share Loans” set forth in Exhibit A to the Credit Agreement are each hereby deleted in their entirety.

Section 1.8            Amendment to List of Approved Investors.  Exhibit H to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit H attached hereto as Exhibit A.

Section 2.              Representations and Warranties.  The Borrower represents and warrants to the Lenders as of the effective date of this Amendment that: (i) no Default or Event of Default is in existence, from and after, or will result from, the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (ii) each of the representations and warranties of the Borrower in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (iii) this Amendment and the Credit Agreement (as amended by this Amendment) are legal, valid and binding agreements of the Borrower and are enforceable against it in accordance with their terms.

Section 3.              Ratification.  Except as expressly hereby amended, the Credit Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Credit Agreement or the other Loan Documents.

Section 4.              Conditions Precedent.  The representations, warranties, covenants and agreements set forth in this Amendment are conditional and this Amendment shall not be effective until (a) receipt by the Agent of a fully-executed counterpart original of this Amendment; (b) receipt by the Agent of the other instruments, agreements, certificates and documents, and performance by the Borrower of all of its obligations, listed on the Closing Checklist attached hereto as Exhibit B in form and substance acceptable to the Agent; and (c) payment by the Borrower of the fees required to be paid pursuant to the Fee Letter listed on Exhibit B attached hereto and all of the Agent’s fees, costs and expenses associated with the preparation, negotiation, execution and delivery and administration of this Amendment and the Credit Agreement accrued through the date hereof, including, without limitation, the Agent’s attorneys’ fees.

Section 5.              Counterparts.  This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.

Section 6.              Amendment as Loan Document.  Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

Section 7.              Governing Law.  This Amendment shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws other than for sections 5-1401 and 5-1402 of the New York General Obligations Law.

Section 8.              Successors and Assigns.  This Amendment shall be binding upon each of the Borrower, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Lenders and the Agent.

Section 9.              Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 10.            Expenses.  The Borrower agrees to promptly reimburse the Agent and the Lenders for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 11.            Integration.  This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein.  This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12.            No Course of Dealing.  The Agent and the Lenders have entered into this Amendment on the express understanding with the Borrower that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrower.  The Agent’s and the Lenders’ rights to require strict performance with all of the terms and conditions of the Credit Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment.  None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith. The Borrower agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent’s nor any Lender’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower with respect to any subsequent modification, consent or waiver with respect to the Credit Agreement or any other Loan Document.

Section 13.            Jury Trial Waiver.  THE BORROWER, THE AGENT AND THE LENDERS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT

OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first set forth above.

BORROWER:	ACRE CAPITAL LLC

	By:	/s/ Rachel Vinson
		Name:	Rachel Vinson
		Title:	Chief Financial Officer

AGENT AND LENDER:	BANK OF AMERICA, N.A

	By:	/s/ Chris Guthrie
		Name:	Chris Guthrie
		Title:	Vice President

Signature Page to Amendment No. 5 to Sixth Amended and Restated
Mortgage Warehousing Credit and Security Agreement